UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 17, 2004

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices) (Zip Code)

(414) 259-5333

(Registrant’s telephone number, including area code)

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 16, 2004, Briggs & Stratton Corporation issued a press release announcing it has called for a May 15, 2004 redemption of all of its 5% Convertible Senior Notes, due 2006. A copy of the press release is attached as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99	Press Release announcing the call for a May 15, 2004 redemption of its 5% Convertible Senior Notes.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: March 17, 2004	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer